EXHIBIT 1.1


                             4,200,000 Shares

                          CAMDEN PROPERTY TRUST

                   Common Shares of Beneficial Interest
                       (par value $0.01 per share)


                          UNDERWRITING AGREEMENT


                              July 15, 1997


DONALDSON, LUFKIN & JENRETTE
  SECURITIES CORPORATION
MERRILL LYNCH, PIERCE, FENNER & SMITH
   INCORPORATED
c/o Donaldson, Lufkin & Jenrette
      Securities Corporation
      277 Park Avenue
      New York, New York 10172

Dear Sirs:

     Camden Property Trust, a Texas real estate investment trust (the "Company"), proposes to issue and sell 4,200,000 shares of its beneficial interests, par value $0.01 per share (the "Firm Shares"), to the several underwriters named in Schedule I hereto (the "Underwriters"). The Company also proposes to issue and sell to the Underwriters not more than 630,000 additional shares of its beneficial interests, par value $0.01 per share (the "Additional Shares"), if requested by the Underwriters as provided in Section 2 hereof. The Firm Shares and the Additional Shares are hereinafter referred to collectively as the "Shares." The shares of beneficial interest of the Company to be outstanding after giving effect to the sales contemplated hereby are hereinafter referred to as the "Common Shares."

     SECTION 1. Registration Statement and Prospectus. The Company has prepared and filed with the Securities and Exchange Commission (the "Commission") in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Act"), a registration statement on Form S-3 (Registration No. 333-24637), including a prospectus, relating to the Shares. Such registration statement, as amended at the time it became effective, including the information (if any) deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A under the Act, is hereinafter referred to as the "Registration Statement." A prospectus supplement (the "Prospectus Supplement") setting forth the terms of the Common Shares and of their sale and distribution has been or will be so prepared and will be filed pursuant to Rule 424(b) of the Act on or before the second business day after the date hereof (or such earlier time as may be required by the Act). The final form of prospectus included in the Registration Statement, as supplemented by the Prospectus Supplement, is referred to herein as the "Prospectus." Each form of Prospectus, or Prospectus and Prospectus Supplement heretofore made available for use in the offering of Common Shares is referred to herein as a "Preliminary Prospectus." Any reference herein to the Registration Statement, the Prospectus or any amendment or supplement thereto shall be deemed to refer to and include the exhibits thereto (or, in the case of the Prospectus, to the exhibits to the Registration Statement) and the documents incorporated by reference therein and the terms "supplement", "amendment" or "amend" as used in this Agreement with respect to the Registration Statement or Prospectus shall include all documents subsequently filed by the Company with the Commission pursuant to the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Exchange Act") that are deemed to be incorporated by reference therein.

     SECTION 2. Agreements to Sell and Purchase and Lock-Up Agreements. The Company and Camden Operating, L.P., a Delaware limited partnership in which the Company holds a 80.1% ownership interest through two subsidiaries (the "Operating Partnership"), confirm as follows their agreements with the Underwriters:

     On the basis of the representations, warranties and agreements of the Company and the Operating Partnership herein contained and subject to all the terms and conditions of this Agreement, the Company agrees to issue and sell, and each Underwriter agrees, severally and not jointly, to purchase from the Company at a price per Share of $29.45 (the "Purchase Price") the number of Firm Shares set forth opposite the name of such Underwriter in Schedule I hereto.

     On the basis of the representations, warranties and agreements of the Company and the Operating Partnership herein contained and subject to all the terms and conditions of this Agreement, the Company agrees to issue and sell the Additional Shares and the Underwriters shall have the right to purchase, severally and not jointly, up to 630,000 Additional Shares from the Company at the Purchase Price (the "Option"). Additional Shares may be purchased solely for the purpose of covering over-allotments made in connection with the offering of the Firm Shares. The Underwriters may exercise their right to purchase Additional Shares in whole or in part from time to time by giving written notice thereof to the Company within 30 days after the date of this Agreement. The Donaldson, Lufkin & Jenrette Securities Corporation shall give any such notice on behalf of the Underwriters and such notice shall specify the aggregate number of Additional Shares to be purchased pursuant to such exercise and the date for payment and delivery thereof, which date shall be a business day (i) no earlier than two business days after such notice has been given (and, in any event, no earlier than the Closing Date (as hereinafter defined)) and (ii) no later than ten business days after such notice has been given. If any Additional Shares are to be purchased, each Underwriter, severally and not jointly, agrees to purchase from the Company the number of Additional Shares (subject to such adjustments to eliminate fractional shares as you may determine) which bears the same proportion to the total number of Additional Shares to be purchased from the Company as the number of Firm Shares set forth opposite the name of such Underwriter in Schedule I bears to the total number of Firm Shares.

     The Company hereby agrees not to (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Shares or any securities convertible into or exercisable or exchangeable for Common Shares or (ii) enter into any swap or other arrangement that transfers all or a portion of the economic consequences associated with the ownership of any Common Shares (regardless of whether any of the transactions described in clause (i) or (ii) is to be settled by the delivery of Common Shares, or such other securities, in cash or otherwise), except to the Underwriters pursuant to this Agreement, for a period of 90 days after the date of the Prospectus without the prior written consent of Donaldson, Lufkin & Jenrette Securities Corporation. Notwithstanding the foregoing, during such period, (i) the Company may grant stock options for Common Shares pursuant to the Company's existing employee or director stock option plan or issue Common Shares pursuant to its dividend reinvestment plan, (ii) the Company may issue Common Shares upon the exercise of an option or warrant or the conversion of a security outstanding on the date hereof, (iii) the Company may issue Common Shares upon the exchange of units of limited partnership of the Operating Partnership ("OP Units"), (iv) the Company may issue Common Shares, OP Units or units of an affiliated limited partnership in a so-called "down-REIT" structure for property acquired from third parties, and (v) the Company may issue Common Shares pursuant to the exercise of the Underwriters of the Option. The Company also agrees not to file any registration statement with respect to any shares of Common Shares or any securities convertible into or exercisable or exchangeable for Common Shares for a period of 90 days after the date of the Prospectus without the prior written consent of Donaldson, Lufkin & Jenrette Securities Corporation, except as required by the Registration Rights Agreement, dated April 15, 1997 among the Company, the Operating Partnership and certain persons named therein (the "Registration Rights Agreement"). The Company shall, prior to or concurrently with the execution of this Agreement, deliver an agreement executed by each of the trust managers and officers of the Company to the effect that such person will not, during the period commencing on the date such person signs such agreement and ending 90 days after the date of the Prospectus, without the prior written consent of Donaldson, Lufkin & Jenrette Securities Corporation,
(A) engage in any of the transactions described in the first sentence of this paragraph, or (B) make any demand for, or exercise any right with respect to, the registration of any shares of Common Shares or any securities convertible into or exercisable or exchangeable for Common Shares.

     SECTION 3. Terms of Public Offering. The Company is advised by you that the Underwriters propose (i) to make a public offering of their respective portions of the Shares as soon after the execution and delivery of this Agreement as in your judgment is advisable, and (ii) initially to offer the Shares upon the terms set forth in the Prospectus.

     SECTION 4. Delivery and Payment. Delivery to the Underwriters of and payment for the Firm Shares shall be made at 9:00 A.M., New York City time, on July 21, 1997 (the "Closing Date") at such place as you shall designate. The Closing Date and the location of delivery of and payment for the Firm Shares may be varied by agreement between you and the Company.

     Delivery to the Underwriters of and payment for any Additional Shares to be purchased by the Underwriters shall be made at such place as you shall designate at 9:00 A.M., New York City time, on the date specified in the applicable exercise notice given by you pursuant to
Section 2 (an "Option Closing Date"). Any such Option Closing Date and the location of delivery of and payment for such Additional Shares may be varied by agreement between you and the Company.

     Certificates for the Shares shall be registered in such names and issued in such denominations as you shall request in writing not later than two full business days prior to the Closing Date or an Option Closing Date, as the case may be. Such certificates shall be made available to you for inspection not later than 9:30 A.M., New York City time, on the business day prior to the Closing Date or the applicable Option Closing Date, as the case may be. Certificates in definitive form evidencing the Shares shall be delivered to you on the Closing Date or the applicable Option Closing Date, as the case may be, with any transfer taxes thereon duly paid by the Company, for the respective accounts of the Underwriters, against payment to the Company of the Purchase Price therefor by wire transfer of federal or other funds immediately available in New York City.

     SECTION 5. Agreements of the Company and the Operating Partnership. The Company and the Operating Partnership jointly and severally agree with the Underwriters as follows:

     (a) The Company will prepare the Prospectus Supplement in a form approved by you and cause the Prospectus Supplement to be filed as required by Section 6(a) within the applicable period specified in Rule 424(b) under the Act (but only if you have not reasonably objected thereto by notice to the Company after having been furnished a copy a reasonable time prior to filing) and notify you promptly of such filing.

     (b) The Company will (i) advise you promptly and, if requested by you, confirm such advice in writing, of any request by the Commission for amendments to the Registration Statement or amendments or supplements to the Prospectus or for additional information, (ii) prepare and file with the Commission, promptly upon your reasonable request, any amendment to the Registration Statement or amendment or supplement to the Prospectus which may be necessary or advisable in connection with the distribution of the Shares by you, (iii) use its best efforts to cause any amendment to the Registration Statement to become promptly effective, (iv) advise you promptly and, if requested by you, to confirm such advice in writing, when any amendment to the Registration Statement becomes effective, and
(v) for such period as in the opinion of counsel for the Underwriters a Prospectus is required by law to be delivered in connection with sales of Common Shares by an Underwriter or a dealer (the "Prospectus Delivery Period"), not file any further amendment to the Registration Statement and not make any amendment or supplement to the Prospectus, unless a copy thereof shall have been submitted to the Underwriters within a reasonable period of time prior to the filing thereof and you shall not have objected thereto in good faith.

     (c) The Company will promptly advise you of and, if requested by you, confirm such advice in writing, (i) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of the suspension of qualification of the Shares for offering or sale in any jurisdiction, or the initiation of any proceeding for such purposes or the threat thereof, (ii) of the happening of any event during the period referred to in Section 5(f) below which makes any statement of a material fact made in the Registration Statement or the Prospectus untrue or which requires any additions to or changes in the Registration Statement or the Prospectus in order to make the statements therein not misleading, and (iii) of receipt by the Company or any representative or attorney of the Company of any other communication from the Commission relating to the Company, the Registration Statement, or the Prospectus. If at any time the Commission shall issue any stop order suspending the effectiveness of the Registration Statement, the Company will use its best efforts to obtain the withdrawal or lifting of such order at the earliest possible time.

     (d) During the Prospectus Delivery Period, the Company will furnish to you, upon request and without charge, two signed copies of the Registration Statement as first filed with the Commission and of each post- effective amendment thereto, including all exhibits, financial statements, schedules and any documents incorporated by reference therein and furnish to you and each Underwriter designated by you, without charge, such number of conformed copies of the Registration Statement as so filed and of each post-effective amendment thereto as you may reasonably request, without exhibits, financial statements or schedules, but including documents incorporated by reference therein.

     (e) The Company will, prior to 10:00 A.M., New York City time, on the first business day after the date of this Agreement and from time to time thereafter during the Prospectus Delivery Period, furnish in New York City to each Underwriter and any dealer without charge as many copies of the Prospectus containing the Prospectus Supplement or any amendment or supplement thereto and any documents incorporated by reference as such Underwriter or dealer may reasonably request. The Company consents to the use of the Prospectus, the Prospectus Supplement or any amendment or supplement thereto by the Underwriter and by all dealers to whom the Shares may be sold, both in connection with the offering or sale of the Shares and for any period of time thereafter during which the Prospectus is required by law to be delivered in connection therewith.

     (f) If during the Prospectus Delivery Period, any event shall occur or condition shall exist as a result of which, in the opinion of counsel for the Underwriters, it becomes necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or if, in the opinion of counsel for the Underwriters, it is necessary to amend or supplement the Prospectus to comply with applicable law, the Company will forthwith prepare and file with the Commission an appropriate amendment or supplement to the Prospectus so that the statements in the Prospectus, as so amended or supplemented, will not in the light of the circumstances when it is so delivered, be misleading, or so that the Prospectus will comply with applicable law, and furnish to each Underwriter and to any dealer, without charge, as many copies thereof as such Underwriter or dealer may reasonably request. The Company shall not file any document under the Exchange Act before the termination of the offering of the Shares by the Underwriter which is not approved by the Underwriter after reasonable notice thereof if such document would be deemed to be incorporated by reference into the Prospectus.

     (g) The Company will comply with all the provisions of any undertakings contained in the Registration Statement.

     (h) Prior to any public offering of the Shares, the Company will cooperate with you and counsel for the Underwriters in connection with the registration or qualification of the Shares for offer and sale by the Underwriters and by dealers under the state securities or Blue Sky laws of such jurisdictions as you may request, continue such qualification in effect so long as required for distribution of the Shares and file such consents to service of process or other documents as may be necessary in order to effect such registration or qualification; provided, however, that in no event shall the Company be obligated to qualify to do business in any jurisdiction in which it is not now so qualified or to take any action that would subject it to general consent to service of process in any jurisdiction in which it is not now so subject.

     (i) The Company will mail and make generally available to its shareholders as soon as practicable but in no event later than the last day of the fifteenth full calendar month following the end of the Company's current fiscal quarter, an earnings statement (which need not be audited but shall be in reasonable detail) for a period of 12 months beginning after the date upon which the Prospectus Supplement is filed pursuant to Rule 424 under the Act, satisfying the provisions of Section 11(a) of the Act (including Rule 158 of the Act) and advise you in writing when such statement has been so made available.

     (j) During the period of five years after the date of this Agreement, the Company will furnish to you as soon as available copies of all financial statements and periodic or special reports or other communications furnished to the record holders of Common Shares or furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company is listed and such other publicly available information concerning the Company and its subsidiaries as you may reasonably request.

     (k) Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, the Company will pay or cause to be paid all expenses incident to the performance of its obligations under this Agreement, including, but not limited to, fees, costs and expenses relating to: (i) the fees, disbursements and expenses of the Company's counsel and the Company's accountants in connection with the registration and delivery of the Shares under the Act and all other fees or expenses in connection with the preparation, printing, filing and distribution of the Registration Statement (including financial statements and exhibits), any Preliminary Prospectus, the Prospectus and all amendments and supplements to any of the foregoing with the Commission prior to or during the Prospectus Delivery Period, including the mailing and delivering of copies thereof to the Underwriters and dealers in the quantities specified herein, (ii) all costs and expenses related to the transfer and delivery of the Shares to the Underwriters, including any transfer or other taxes payable thereon and the cost of printing certificates representing the Shares, (iii) all costs of printing or producing this Agreement and any other agreements or documents in connection with the offering, purchase, sale or delivery of the Shares, (iv) all expenses in connection with the registration or qualification of the Shares for offer and sale under the securities or Blue Sky laws of such jurisdictions designated by Section 5(h) and all costs of printing or producing any Preliminary and Supplemental Blue Sky Memoranda in connection therewith (including the filing fees, fees, disbursements and other charges of counsel for the Underwriters in connection with such registration or qualification and memoranda relating thereto) not to exceed $7,500, (v) the filing fees, disbursements and other charges of counsel for the Underwriters in connection with the review and clearance of the offering of the Shares by the National Association of Securities Dealers, Inc., (vi) all fees, costs and expenses incident to the listing of the Shares on The New York Stock Exchange (the "NYSE") and other national securities exchanges and foreign stock exchanges, (viii) the costs and charges of any transfer agent, registrar and/or depositary, (ix) the costs, fees and disbursements of any surveyors, engineers, appraisers, photographers and other professionals engaged by or on behalf of the Company, (x) preparation of slides, overheads, and other presentation material to be used on any "road show" or presentation to potential investors and the hotel, travel, and other expenses of the Company's employees in connection with any such "road show" or investor presentation, and (xi) and all other costs and expenses incident to the performance of the obligations of the Company hereunder for which provision is not otherwise made in this Section.

     (l) If this Agreement shall be terminated by the Company pursuant to any of the provisions hereof (otherwise than pursuant to Section 9 hereof) or if for any reason the Company shall be unable to perform its obligations hereunder, the Company will reimburse you for all out-of-pocket expenses (including the fees, disbursements and other charges of counsel to the Underwriters) reasonably incurred by you in connection herewith.

     (m) The Company will not at any time, directly or indirectly, take any action intended, or which might reasonably be expected, to cause or result in, or which will constitute, stabilization of the price of the Common Shares to facilitate the sale or resale of any of the Shares.

     (n) The Company will apply the net proceeds from the offering and sale of the Shares to be sold by the Company in the manner set forth in the Prospectus under the caption "Use of Proceeds."

     (o) The Company will not, and will cause each of its executive officers and trust managers to enter into agreements with you in the form set forth on Exhibit A to the effect that they will not, for a period of 90 days after the commencement of the public offering of the Shares, without the prior written consent of Donaldson, Lufkin & Jenrette Securities Corporation, sell, contract to sell or otherwise dispose of any Common Shares, rights to acquire Common Shares or OP Units (other than in the case of the Company, pursuant to employee and director stock options plans, the Company's dividend reinvestment plan, the exercise of warrants, options or the conversion of a security outstanding on the date hereof, the exchange of OP Units presented for redemption or the exchange of Common Shares, OP Units or units of any affiliated limited partnership in a so-called "down-REIT" structure for property acquired from third parties and the exercise by the Underwriters of the Option).

     (p) The Company will continue to elect to qualify as a "real estate investment trust" ("REIT") under Sections 856 through 860 of the Internal Revenue Code of 1986, as amended (the "Code"), and will use its best efforts to continue to meet the requirements to qualify as a REIT.

     (q) The Company will use its best efforts to list, subject to official notice of issuance, the Shares on the NYSE and to maintain the listing of the Shares on the NYSE for a period of three years after the date of this Agreement.

     (r) The Company will use its best efforts to do and perform all things required or necessary to be done and performed under this Agreement by the Company prior to the Closing Date or any Option Closing Date, as the case may be, and to satisfy all conditions precedent to the delivery of the Shares.

     SECTION 6. Representations and Warranties of the Company and the Operating Partnership. The Company and the Operating Partnership jointly and severally represent, warrant and covenant with the Underwriters as follows:

     (a) The conditions for the use of a registration statement on Form S-3 set forth in the General Instructions on Form S-3 have been satisfied and the Company is entitled to use such form for the transactions contemplated herein. The Registration Statement (Registration No. 333-24637) on Form S-3 relating to the Shares, including a Prospectus, has been carefully prepared by the Company in conformity with the requirements of the Act, has been filed with the Commission, and has become effective. Such Registration Statement and Prospectus may have been amended or supplemented prior to the date of this Agreement; any such amendment or supplement was so prepared and filed, and any such amendment filed after the effective date of such registration statement has become effective. No stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for such purpose are pending before or threatened by the Commission. Copies of such Registration Statement and Prospectus, any such amendments or supplements and all documents incorporated by reference therein that were filed with the Commission on or prior to the date of this Agreement have been delivered or made available to the Underwriters. A Prospectus Supplement setting forth the terms of the Common Shares and of their sale and distribution has been or will be so prepared and will be filed pursuant to Rule 424(b) of the Act on or before the second business day after the date hereof (or such earlier time as may be required by the Act).

     (b) (i) Each part of the Registration Statement and any amendment thereto, when such part became effective or becomes effective on the date of the filing thereof with the Commission and at the Closing Date, and if later, the Option Closing Date, including the financial statements included or to be included or incorporated by reference or to be incorporated by reference into the Prospectus, (A) complied or will comply in all material respects with the requirements of the Act or the Exchange Act, as applicable, and contained or will contain all statements required to be stated therein in accordance with the Act or the Exchange Act, as applicable, and (B) did not or will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (ii) The Prospectus and any amendment or supplement, if applicable, on the date of the filing thereof with the Commission and at the Closing Date, and if later, the Option Closing Date, (A) complied or will comply in all material respects with the requirements of the Act, and contained or will contain all statements required to be stated therein in accordance with the Act, and (B) did not or will not include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (iii) Each Preliminary Prospectus on the date of the filing thereof with the Commission pursuant to Rule 424 under the Act, (A) complied in all material respects with the requirements of the Act, and contained all statements required to be stated therein in accordance with the Act, and (B) did not include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (v) The documents incorporated by reference or to be incorporated by reference into the Registration Statement, the Prospectus or any amendment or supplement thereto or from which information is so incorporated by reference, when they became effective or become effective or were or are filed with the Commission, as the case may be, complied or will comply in all material respects with the requirements of the Act or the Exchange Act, as applicable.

          (vii)  The foregoing representations and warranties in this
Section 6(b) do not apply to any statements or omissions made in reliance on and in conformity with information relating to the Underwriters furnished in writing to the Company by the Underwriters specifically for inclusion in the Registration Statement, Prospectus, Preliminary Prospectus or any amendment or supplement thereto. The Company acknowledges that the statements set forth under the caption "Underwriting" in the Prospectus constitute the only information relating to any Underwriter furnished in writing to the Company by you on behalf of the Underwriters expressly for inclusion in the Registration Statement or the Prospectus. The Company has not distributed any offering material in connection with the offering or sale of the Shares other than the Registration Statement, the Prospectus, or any other materials, if any, permitted by the Act.

     (c) The financial statements, together with the related schedules and notes thereto, forming part of, incorporated by reference into, or to be incorporated by reference into the Registration Statement or the Prospectus (and any amendment or supplement thereto), present fairly the consolidated financial position of the Company, the Operating Partnership and the Subsidiaries (as hereinafter defined) and the results of operations and cash flows of the Company, the Operating Partnership and the Subsidiaries on the basis stated in the Registration Statement or the Prospectus at the respective dates or for the respective periods to which they apply; such financial statements and related schedules and notes have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved; the supporting schedules included or incorporated by reference in the Registration Statement or the Prospectus (and any amendment or supplement thereto) present fairly the information required to be stated therein; the summary financial and statistical information and data included, incorporated by reference into, or to be incorporated by reference into, the Registration Statement or the Prospectus (and any amendment or supplement thereto) present fairly the information shown therein and have been compiled on a basis consistent with the financial statements presented therein. No other financial statements (or schedules) of the Company, any predecessor of the Company or any other entity or business are required by the Act or the Exchange Act to be included in the Registration Statement or the Prospectus. Deloitte & Touche LLP (the "Accountants"), who have reported on and certified certain of such financial statements and schedules, are independent accountants with respect to the Company as required by the Act. The statements included in the Registration Statement with respect to the Accountants pursuant to Rule 509 of Regulation S-K of the Act are true and correct in all material respects. The pro forma financial statements of the Company included in the Registration Statement and the Prospectus, if any, comply in all material respects with the applicable requirements of Rule 11-02 of Regulation S-X of the Act and the pro forma adjustments have been properly applied to the historical amounts in the compilation of such statements.

     (d) The Company has been duly formed and is validly existing as a REIT with transferable shares of beneficial interest under the laws of the State of Texas, with power and authority to own, lease or operate its properties and conduct its business as described in the Prospectus, and is qualified for the transaction of business and is in good standing under the laws of each other jurisdiction in which it currently owns property, or conducts any business, so as to require such qualification, except where the failure to be so qualified or in good standing does not have a material adverse effect on the business, properties, financial position or results of the Company, the Operating Partnership and the Subsidiaries, taken as a whole. Complete and correct copies of the charter documents and the by-laws of the Company and all amendments thereto have been previously delivered to you, and no changes therein will have been made subsequent to the date hereof and prior to the Closing Date or, if later, the Option Closing Date. Except for stock or partnership interests of the Operating Partnership and the Subsidiaries or as described in the Registration Statement or Prospectus, the Company does not own, and at the Closing Date will not own, directly or indirectly, any equity or other interest in, or rights to acquire, an equity or other interest in any corporation, partnership, trust, joint venture or other entity. The only subsidiaries (as defined in the Act) of the Company are the other entities identified on Exhibit B hereto (the "Subsidiaries") and the Operating Partnership. Each Subsidiary and the Operating Partnership has full power and authority to own, lease and operate its properties and conduct its business as described in the Registration Statement and the Prospectus, have been duly organized and are validly existing as corporations or limited partnerships, as the case may be, under the laws of their states of organization, and have been duly qualified as foreign corporations or limited partnerships, as the case may be, for the transaction of business, and, if applicable, is in good standing under the laws of each jurisdiction in which they own or lease properties or conduct business so as to require such qualification, except where the failure to be so qualified or in good standing does not have a material adverse effect on the business, properties, financial position or results of the Company, the Operating Partnership and the Subsidiaries, taken as a whole. Except for investments in securities as described in the Registration Statement or Prospectus, neither the Operating Partnership nor the Subsidiaries have equity or other interest in, or rights to acquire, an equity or other interest in any corporation, partnership, trust, joint venture or other entity. Complete and correct copies of the charter documents and the by-laws of the Operating Partnership and each Subsidiary and all amendments thereto have been previously delivered to you, and no changes therein will have been made subsequent to the date hereof and prior to the Closing Date or, if later, the Option Closing Date.

     (e) All the outstanding shares of beneficial interest of the Company have been duly authorized and validly issued and are fully paid, non-assessable and not subject to any preemptive or similar rights. The Shares have been duly authorized and, when issued and delivered to the Underwriters against payment therefor as provided by this Agreement, will be validly issued, fully paid and non-assessable, and the issuance of such Shares will not be subject to any preemptive or similar rights. All the outstanding OP Units and all the outstanding shares of capital stock or limited partnership units of each Subsidiary, as the case may be, has been duly authorized and validly issued, and except as otherwise disclosed in the Registration Statement or Prospectus, is owned by the Company, directly or indirectly through one or more Subsidiaries, free and clear of any security interest, claim, lien, encumbrance or adverse interest of any nature. The description of the Common Shares and the OP Units in the Registration Statement and the Prospectus is, and at the Closing Date will be, in all material respects, complete and accurate. Except as set forth in the Prospectus, the Company does not have outstanding, and at the Closing Date will not have outstanding, any options to purchase, or any rights or warrants to subscribe for, or any securities or obligations convertible into, or any contracts or commitments to issue or sell, any shares of Common Stock, OP Units, any shares of capital stock of or limited partnership interest in any Subsidiary or any such warrants, convertible securities or obligations.

     (f) None of the Company, the Operating Partnership and the Subsidiaries are in violation of its respective charter or by-laws or in default in the performance of any obligation, agreement, covenant or condition contained in any indenture, loan agreement, mortgage, deed of trust, lease or other agreement or instrument that is material to the Company, the Operating Partnership and the Subsidiaries, taken as a whole, to which the Company, the Operating Partnership or any Subsidiary is a party, or by which the Company, the Operating Partnership, any Subsidiary or their respective property is bound.

     (g) The Company and the Operating Partnership have full corporate or partnership power and authority, as applicable, to enter into this Agreement. This Agreement has been duly authorized, executed and delivered by the Company and the Operating Partnership and constitutes a valid and binding agreement of the Company and the Operating Partnership and is enforceable against each in accordance with the terms hereof, except that the enforceability thereof may be limited by or subject to
(i) bankruptcy, reorganization, insolvency, fraudulent conveyance, moratorium or other similar laws now or hereafter existing which affect the rights and remedies of creditors generally, and (ii) equitable principles of general applicability, and except as rights to indemnity and contribution hereunder may be limited by applicable law. The performance of this Agreement and the consummation of the transactions contemplated hereby and will not (i) conflict with or constitute a breach of any of the terms or provisions of, or a default under or result in the creation or imposition of any lien, charge or encumbrance upon any of the assets of the Company, the Operating Partnership or the Subsidiaries pursuant to the terms or provisions of, the charter or by-laws of the Company, the Operating Partnership or any Subsidiary or any indenture, loan agreement, mortgage, deed of trust, lease or other agreement or instrument that is material to the Company, the Operating Partnership and the Subsidiaries, taken as a whole, to which the Company, the Operating Partnership or any Subsidiary is a party or by which the Company, the Operating Partnership or any Subsidiary or their respective property is bound or to which any of the property or assets of the Company, the Operating Partnership or any Subsidiary is subject, or (ii) violate or conflict with any applicable law or any rule, regulation, judgment, order or decree of any court or any governmental body or agency having jurisdiction over the Company, the Operating Partnership, any Subsidiary or their respective property.

     (h) No consent, approval, authorization, registration or other order of, or qualification with, any court or governmental body or agency is required for the consummation by the Company of the transactions on its part herein contemplated, except such as have been obtained under the Act and such as may be required under state securities or Blue Sky laws or the by-laws and rules of the National Association of Securities Dealers, Inc. in connection with the purchase and distribution by the Underwriters of the Shares.

     (i) Other than as set forth or contemplated in the Registration Statement or Prospectus, there are no legal or governmental proceedings pending or threatened to which the Company, the Operating Partnership or any Subsidiary is or could be a party or to which any of their respective property is or could be subject which, if determined adversely to the Company, the Operating Partnership or any Subsidiary, could individually or in the aggregate, reasonably be expected to have a material adverse effect on the general affairs, business, prospects, management, properties, financial position, shareholders' equity or results of operations of the Company and, to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others; nor are there any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not so described or filed as required

     (j) The Company, together with the Operating Partnership and the Subsidiaries, maintains and will maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorization, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets, (iii) access to financial and corporate books and records and financial accounts is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

     (k) The Company, the Operating Partnership and the Subsidiaries have indefeasible, good and marketable title to all of the real properties and assets reflected in the financial statements (or as described in the Registration Statement or Prospectus) hereinabove described, subject to no lien, mortgage, pledge, charge or encumbrance of any kind except those reflected in the financial statements (or as described in the Registration Statement or the Prospectus) or which are not material in amount and which do not materially affect the value of such property or materially interfere with the use made or proposed to be made of such property by the Company, the Operating Partnership or any of the Subsidiaries. The Company, the Operating Partnership and each of the Subsidiaries occupy their leased properties under valid, subsisting, binding and enforceable leases conforming to the description thereof set forth in the Registration Statement and the Prospectus.

     (l) The Company has and will maintain, property and casualty insurance in favor of the Company, the Operating Partnership and the Subsidiaries, as the case may be, with respect to each of the real properties, in an amount and on such terms as is reasonable and customary for businesses of the type proposed to be conducted by the Company, the Operating Partnership and the Subsidiaries; the Company has not received from any insurance company written notice of any material defects or deficiencies affecting the insurability of any such properties.

     (m) The Company and the Operating Partnership has filed all material Federal, State, local and foreign income tax returns which have been required to be filed and have paid all taxes indicated by said returns and all assessments received by it to the extent that such taxes have become due and are not being contested in good faith and for which adequate reserves have been provided.

     (n) With respect to the real properties of the Company described in the Registration Statement or the Prospectus or reflected in the Company's consolidated financial statements included or incorporated by reference therein, the Company, the Operating Partnership and the Subsidiaries (i) are in compliance with any and all applicable foreign, Federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"),
(ii) have obtained all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to obtain required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals are otherwise disclosed in the Prospectus or would not, singly or in the aggregate, have a material adverse effect on the condition (financial or other), business (affairs or other), prospects, earnings, net worth or results of operation of the Company, the Operating Partnership and the Subsidiaries, taken as a whole.

          (i) None of the Company, the Operating Partnership and the Subsidiaries has at any time, and, to the knowledge of the Company, no other party has at any time, handled, buried, stored, retained, refined, transported, processed, manufactured, generated, produced, spilled, allowed to seep, leak, escape or leach, or be pumped, poured, emitted, emptied, discharged, injected, dumped, transferred or otherwise disposed of or dealt with, Hazardous Materials (as hereinafter defined) on, to or from the Properties, other than any such action taken in compliance with all applicable Environmental Laws or by tenants in connection with the ordinary use of residential properties owned by the Company, the Operating Partnership or the Subsidiaries; the Company does not intend to use the Properties or any subsequently acquired properties described in the Prospectus for the purpose of handling, burying, storing, retaining, refining, transporting, processing, manufacturing, generating, producing, spilling, seeping, leaking, escaping, leaching, pumping, pouring, emitting, emptying, discharging, injecting, dumping, transferring or otherwise disposing of or dealing with Hazardous Materials other than in compliance with all applicable Environmental Laws.

          (ii) The Company does not know of any seepage, leak, escape, leaching, discharge, injection, release, emission, spill, pumping, pouring, emptying or dumping of Hazardous Materials into waters on or adjacent to the Properties or onto lands from which such hazardous or toxic waste of substances might seep, flow or drain into such waters.

          (iii) None of the Company, the Operating Partnership and the Subsidiaries has received notice of, or has knowledge of any occurrence or circumstance which, with notice or passage of time or both, would give rise to, any claim under or pursuant to any Environmental Law pertaining to Hazardous Material or toxic waste or substances on or originating from the Properties or arising out of the conduct of any such party, including, without limitation, pursuant to any Environmental Law.

          (iv) There are no costs or liabilities associated with Environmental Laws (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any Authorization, any related constraints on operating activities and any potential liabilities to third parties) which would, singly or in the aggregate, have a material adverse effect on the business, prospects, financial condition or results of operations of the Company, the Operating Partnership and the Subsidiaries, taken as a whole.

     As used in Section 6(n), "Hazardous Material" shall include, without limitation, any flammable explosives, radioactive materials, hazardous materials, hazardous wastes, hazardous or toxic substances, or related materials, asbestos or any material as defined by any Federal, state or local environmental law, ordinance, rule, or regulation including, without limitation, Environmental Laws, the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended (42 U.S.C.
     Section 9601, et seq.) ("CERCLA"), the Hazardous Materials Transportation Act, as amended (49 U.S.C. Section 1801, et seq.), the Resource Conservation and Recovery Act, as amended (42 U.S.C.
     Section 9601, et seq.), and in the regulations adopted and publications promulgated pursuant to each of the foregoing or by any Federal, state or local governmental authority having or claiming jurisdiction over the Properties as described in the Prospectus.

     (o) The Company has complied with all provisions of Article 6138A of the Texas Civil Statutes.

     (p) None of the Company, the Operating Partnership and the Subsidiaries has violated any provisions of the Employee Retirement Income Security Act of 1974 ("ERISA"), as amended, or the rules and regulations promulgated thereunder, except for such violations which, singly or in the aggregate, would not have a material adverse effect on the business, prospects, financial condition or results of operation of the Company and its Subsidiaries, taken as a whole; and none of the assets of the Company or the Subsidiaries constitute, nor will such assets, as of the Closing Date, or if later, the Option Closing Date, constitute, "plan assets" under ERISA.

     (q) Each of the Company, the Operating Partnership and the Subsidiaries has, and at the Closing Date, or if later, the Option Closing Date, will have, such permits, licenses, consents, exemptions, franchises, authorizations and other approvals (each, an "Authorization") of, and has made all filings with and notices to, all governmental or regulatory authorities and self-regulatory organizations and all courts and other tribunals, including, without limitation, under any applicable Environmental Laws, as are necessary to own, lease, license and operate its respective properties and to conduct its business, except where the failure to have any such Authorization or to make any such filing or notice would not, singly or in the aggregate, have a material adverse effect on the business, prospects, financial condition or results of operations of the Company, the Operating Partnership and the Subsidiaries, taken as a whole. Each such Authorization is valid and in full force and effect and each of the Company, the Operating Partnership and the Subsidiaries is in compliance with all the terms and conditions thereof and with the rules and regulations of the authorities and governing bodies having jurisdiction with respect thereto; and no event has occurred (including, without limitation, the receipt of any notice from any authority or governing body) which allows or, after notice or lapse of time or both, would allow, revocation, suspension or termination of any such Authorization or results or, after notice or lapse of time or both, would result in any other impairment of the rights of the holder of any such Authorization; and such Authorizations contain no restrictions that are burdensome to the Company, the Operating Partnership or any Subsidiary; except where such failure to be valid and in full force and effect or to be in compliance, the occurrence of any such event or the presence of any such restriction would not, singly or in the aggregate, have a material adverse effect on the business, prospects, financial condition or results of operations of the Company, the Operating Partnership and the Subsidiaries, taken as a whole.

     (r) The Company has never been, is not now, and immediately after the sale of the Shares under this Agreement will not be, an "investment company" or an "affiliates person" of or "principal underwriter" for and "investment company" within the meaning of the Investment Company Act of 1940, as amended

     (s) The Company is organized, and has operated, operates and will continue to operate in a manner so as to qualify as a REIT under the Code, and the Company's present and contemplated operations, assets and income continue to meet such requirements.

     (t) With the exception of the Registration Rights Agreement, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company or to require the Company to include such securities with the Shares registered pursuant to the Registration Statement.

     (u) Since the respective dates as of which information is given in the Registration Statement and the Prospectus other than as set forth or contemplated therein (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement), (i) there has not been and will not have been any change in the capitalization of the Company or the Operating Partnership, or in the business, properties, business prospects, condition (financial or otherwise) or results of operations of the Company, the Operating Partnership and the Subsidiaries, arising for any reason whatsoever, other than pursuant to the Company's dividend reinvestment plan, (ii) there has not occurred any material adverse change or any development involving a prospective material adverse change in the condition, financial or otherwise, or the earnings, business, management or operations of the Company, the Operating Partnership and its Subsidiaries, taken as a whole, (ii) there has not been any material adverse change or any development involving a prospective material adverse change in the capital stock or in the long-term debt of the Company, the Operating Partnership or any Subsidiary and (iii) neither the Company nor any Subsidiary has incurred any material liability or obligation, direct or contingent, nor has it entered into nor will it enter into any material transactions other than pursuant to this Agreement and the transactions referred to herein, (iv) there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its beneficial interests or by the Operating Partnership with respect to its OP Units, and, (v) there have been no acquisitions or other transactions entered into by the Company, the Operating Partnership, or the Subsidiaries other than those in the ordinary course of business, which are material with respect to such entities, taken as a whole, or would result, upon consummation, in any inaccuracy in the representations contained in Section 6 hereof.

     (v) There is no document or contract of a character required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement which is not described or filed as required. All such contracts and all contracts relating to any tax exempt financings to which the Company or any subsidiary is a party have been duly authorized, executed and delivered by the Company or such subsidiary, constitute valid and binding agreements of the Company or such subsidiary and are enforceable against the Company or such subsidiary in accordance with the terms thereof.

     (w) No statement, representation, warranty or covenant made by the Company or the Operating Partnership in this Agreement or made in any certificate or documents require by this Agreement to be delivered to the Underwriters was or will be, when made, inaccurate, untrue or incorrect.

     (x) Neither the Company nor any of its trust managers, officers or controlling persons has taken, directly or indirectly, any action intended, or which might reasonably be expected, to cause or result, under the Act or otherwise, in, or which has constituted, stabilization or manipulation of the price of any security of the Company to facilitate the sale of resale of the Shares.

     (y) No holder of securities of the Company has rights to the registration of any securities of the Company because of the filing of the Registration Statement.

     (z) The Shares are duly authorized for listing, subject to official notice of issuance, on the NYSE.

     (aa) None of the Company, the Operating Partnership and the Subsidiaries nor, to the Company's knowledge, any employee or agent of the Company, the Operating Partnership or any Subsidiary has made any payment of funds of the Company or any subsidiary or received or retained any funds in violation of any law, rule or regulation or of a character required to be disclosed in the Prospectus.

     SECTION 7. Indemnification. (a) The Company and the Operating Partnership, jointly and severally, agree to indemnify and hold harmless each Underwriter, its directors, its officers and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages, liabilities, and judgments (including, without limitation, any legal or other expenses incurred in connection with investigating or defending any matter, including any action, that could give rise to any such losses, claims, damages, liabilities or judgments, and any amount paid in settlement of any, action, suit or proceeding or any claim asserted) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), the Prospectus (or any amendment or supplement thereto) or any Preliminary Prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or judgments are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to any Underwriter furnished in writing to the Company by such Underwriter through you expressly for use therein.

     (a) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, the Operating Partnership, their respective, trust managers, directors, officers who sign the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, to the same extent as the foregoing indemnity from the Company and the Operating Partnership to such Underwriter but only with reference to information relating to such Underwriter furnished in writing to the Company by such Underwriter through you expressly for use in the Registration Statement (or any amendment thereto), the Prospectus (or any amendment or supplement thereto) or any Preliminary Prospectus.

     (b) In case any action shall be commenced involving any person in respect of which indemnity may be sought pursuant to Section 7(a) or 7(b) (the "indemnified party"), the indemnified party shall promptly notify the person against whom such indemnity may be sought (the "indemnifying party") in writing and the indemnifying party shall assume the defense of such action, including the employment of counsel reasonably satisfactory to the indemnified party and the payment of all fees and expenses of such counsel, as incurred (except that in the case of any action in respect of which indemnity may be sought pursuant to both Sections 7(a) and 7(b), the Underwriters shall not be required to assume the defense of such action pursuant to this Section 7(c), but may employ separate counsel and participate in the defense thereof, but the fees and expenses of such counsel, except as provided below, shall be at the expense of such Underwriter). Any indemnified party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of the indemnified party unless (i) the employment of such counsel shall have been specifically authorized in writing by the indemnifying party, (ii) the indemnifying party shall have failed to assume the defense of such action or employ counsel reasonably satisfactory to the indemnified party or (iii) the named parties to any such action (including any impleaded parties) include both the indemnified party and the indemnifying party, and the indemnified party shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party (in which case the indemnifying party shall not have the right to assume the defense of such action on behalf of the indemnified party). In any such case, the indemnifying party shall not, in connection with any one action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) for all indemnified parties and all such fees and expenses shall be reimbursed as they are incurred. Such firm shall be designated in writing by Donaldson, Lufkin & Jenrette Securities Corporation, in the case of parties indemnified pursuant to Section 7(a), and by the Company, in the case of parties indemnified pursuant to
Section 7(b). The indemnifying party shall indemnify and hold harmless the indemnified party from and against any and all losses, claims, damages, liabilities and judgments by reason of any settlement of any action (i) effected with its written consent or (ii) effected without its written consent if the settlement is entered into more than twenty business days after the indemnifying party shall have received a request from the indemnified party for reimbursement for the fees and expenses of counsel (in any case where such fees and expenses are at the expense of the indemnifying party) and, prior to the date of such settlement, the indemnifying party shall have failed to comply with such reimbursement request. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement or compromise of, or consent to the entry of judgment with respect to, any pending or threatened action in respect of which the indemnified party is or could have been a party and indemnity or contribution may be or could have been sought hereunder by the indemnified party, unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability on claims that are or could have been the subject matter of such action and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of the indemnified party.

     (d) To the extent the indemnification provided for in this Section 7 is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages, liabilities or judgments referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities and judgments (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other hand from the offering of the Shares or
(ii) if the allocation provided by clause 7(d)(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause 7(d)(i) above but also the relative fault of the Company and the Operating Partnership on the one hand and the Underwriters on the other hand in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or judgments, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Operating Partnership on the one hand and the Underwriters on the other hand shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company, and the total underwriting discounts and commissions received by the Underwriters, bear to the total price to the public of the Shares, in each case as set forth in the table on the cover page of the Prospectus. The relative fault of the Company and the Operating Partnership on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Operating Partnership or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

     The Company, the Operating Partnership and the Underwriters agree that it would not be just and equitable if contribution pursuant to this
Section 7(d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or judgments referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such indemnified party in connection with investigating or defending any matter, including any action, that could have given rise to such losses, claims, damages, liabilities or judgments. Notwithstanding the provisions of this Section 7, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this Section 7(d) are several in proportion to the respective number of Shares purchased by each of the Underwriters hereunder and not joint.

     (e) The remedies provided for in this Section 7 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.


     SECTION 8. Conditions of Underwriters' Obligations. The several obligations of the Underwriters to purchase the Firm Shares under this Agreement are subject to the satisfaction of each of the following conditions:

     (a) The Prospectus shall have been filed as required by Section 1 hereof and (i) no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall be pending or threatened by the Commission, (ii) no order suspending the effectiveness of the Registration Statement or the qualification or registration of the Shares under the securities or Blue Sky laws of any jurisdiction shall be in effect and no proceeding for such purpose shall be pending before or threatened or contemplated by the Commission or the authorities of any such jurisdiction, (iii) any request for additional information on the part of the staff of the Commission or any such authorities shall have been complied with to the satisfaction of the staff of the Commission or such authorities, (iv) after the date hereof, no amendment or supplement to the Registration Statement or the Prospectus shall have been filed unless a copy thereof was first submitted to the Underwriters and the Underwriters did not object thereto in good faith, and (v) the Underwriters shall have received certificates, dated the Closing Date and signed by the Chief Executive Officer or the Chairman of the Board of Trustees of the Company and the Chief Financial Officer of the Company (who may, as to proceedings threatened, rely upon the best of their information and belief), to the effect of clauses (i),
(ii) and (iii) hereof.

     (b) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, (i) there shall not have been a material adverse change in the general affairs, business, business prospects, properties, management, condition (financial or otherwise) or results of operations of the Company, the Operating Partnership and its Subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, in each case other than as set forth in or contemplated by the Registration Statement and the Prospectus, and
(ii) neither the Company, the Operating Partnership nor any Subsidiary shall have sustained any material loss or interference with its business or properties from fire, explosion, flood or other casualty, whether or not covered by insurance, or from any labor dispute or any court or legislative or other governmental action, order or decree, which is not set forth in the Registration Statement and the Prospectus, (iii) there shall not have been any change or any development involving a prospective change in the capital stock or the long-term debt of the Company, the Operating Partnership or any Subsidiary, and (iv) none of the Company, the Operating Partnership and the Subsidiaries shall have incurred any liability or obligation, direct or contingent, the effect of which, in any case described in Sections 8(c)(i), 8(c)(ii), 8(c)(iii) or 8(c)(iv), in the judgment of the Underwriters, is material or makes it impracticable or inadvisable to consummate the sale and delivery of the Shares by the Underwriters on the terms and in the manner contemplated in the Prospectus.

     (c) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, there shall have been no litigation or other proceeding instituted against the Company, the Operating Partnership or the Subsidiaries or any of their respective officers or directors in their capacities as such, before or by any Federal, state or local court, commission, regulatory body, administrative agency or other governmental body, domestic or foreign, in which litigation or proceeding an unfavorable ruling, decision or finding would materially and adversely affect the business, properties, business prospects, condition (financial or otherwise) or results of operations of the Company, the Operating Partnership and the Subsidiaries, taken as a whole.

     (d) All the representations and warranties of the Company and the Operating Partnership contained in this Agreement shall be true and correct on the Closing Date with the same force and effect as if made on and as of the Closing Date, and all covenants and agreements contained herein to be performed on the part of the Company and all conditions contained herein to be fulfilled or complied with by the Company and the Operating Partnership at or prior to the Closing Date shall have been duly performed, fulfilled or complied with.

     (e) On or after the date hereof there shall not have occurred any downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating of any of the Company's securities (including, without limitation, the placing of any securities on negative or developing watch or negative or developing outlook) by any "nationally recognized statistical rating organization" as such term is defined for purposes of Rule 436(g)(2) under the Act.

     (f) You shall have received on the Closing Date a certificate dated the Closing Date, signed by Richard J. Campo and G. Steven Dawson, in their respective capacities as the Chief Executive Officer and Chief Financial Officer of the Company, in form and substance satisfactory to the Underwriters, to the effect that:

          (i) Each signer of such certificate has carefully examined the Registration Statement and the Prospectus (including any documents filed under the Exchange Act and deemed to be incorporated by reference into the Prospectus) and (A) as of the date of such certificate, such documents are true and correct in all material respects and do not omit to state a material fact required to be stated therein or necessary in order to make the statements therein not untrue or misleading and (B) no event has occurred as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein not untrue or misleading in any material respect and there has been no document required to be filed under the Exchange Act that upon such filing would be deemed to be incorporated by reference into the Prospectus that has not been so filed.

          (ii) Each of the representations and warranties of the Company and the Operating Partnership contained in this Agreement were, when originally made, and are, at the time such certificate is delivered, true and correct in all material respects.

          Company and the Operating Partnership herein on or prior to the delivery of such certificate has been duly, timely and fully performed and each condition herein required to be complied with by the Company and the Operating Partnership on or prior to the date of such certificate has been duly, timely and fully complied with.

     (g)  You shall have received on the Closing Date an opinion
(satisfactory to you and counsel for the Underwriters), dated the Closing Date, of Liddell, Sapp, Zivley, Hill & LaBoon, L.L.P., counsel for the Company, to the effect set forth in Exhibit C attached hereto.

     (h) You shall have received on the Closing Date an opinion, dated the Closing Date, of Goodwin, Procter & Hoar LLP, counsel for the Underwriters, to the effect set forth in Exhibit D hereto, which opinion shall be satisfactory in all respects to the Underwriters.

     (i) Concurrently with the execution and delivery of this Agreement, you shall have received, on the date hereof, a letter in form and substance satisfactory to you from the Accountants, dated the date hereof, addressed to you, confirming that they are independent accountants with respect to the Company as required by the Act and with respect to the financial statements, pro forma financial statements and other statistical and numerical information contained in or incorporated by reference into the Registration Statement and the Prospectus. At the Closing Date and the Option Closing Date, you shall have received a letter in form and substance satisfactory to you from Accountants dated the Closing Date or the Option Closing Date, as the case may be, which shall confirm, on the basis of a review in accordance with the procedures set forth in the letter from Accountants, that nothing has come to their attention during the period of the letter referred to in the prior sentence to a date specified in the letter not more than three days prior to the Closing Date or the Option Closing Date which would require any change in their letter dated the date hereof if it were required to be dated and delivered at the Closing Date or the Option Closing Date.

     (j) The Company shall have delivered to you the agreements specified in Section 2 hereof which agreements shall be in full force and effect on the Closing Date.

     (k) The Shares shall have been duly listed, subject to official notice of issuance, on the NYSE.

     (l) The Shares shall be qualified for sale in such states as the Underwriters may reasonably request, each such qualification shall be in effect and not subject to any stop order or other proceeding on the Closing Date.

     (m) The Company and the Operating Partnership shall not have failed at or prior to the Closing Date to perform or comply with any of the agreements herein contained and required to be performed or complied with by the Company and the Operating Partnership at or prior to the Closing Date.

     (n) The Company shall have furnished to the Underwriters such certificates, in addition to those specifically mentioned herein, as the Underwriters may have reasonably requested as to the accuracy and completeness at the Closing Date of any statement in the Registration Statement or the Prospectus or any documents filed under the Exchange Act and deemed to be incorporated by reference into the Registration Statement or the Prospectus, as to the accuracy at the Closing Date of the representations and warranties of the Company herein as to the performance by the Company and the Operating Partnership of its obligations hereunder or as to the fulfillment of the conditions concurrent and precedent to the obligations hereunder of the Underwriters.

     (o) The several obligations of the Underwriters to purchase any Additional Shares hereunder are subject to the delivery to you on the applicable Option Closing Date of such documents as you may reasonably request with respect to the good standing of the Company, the due authorization and issuance of such Additional Shares and other matters related to the issuance of such Additional Shares.

     SECTION 9. Effectiveness of Agreement and Termination. This Agreement shall become effective upon the execution and delivery of this Agreement by the parties hereto.

     This Agreement may be terminated at any time prior to the Closing Date by you by written notice to the Company if any of the following has occurred: (i) any outbreak or escalation of hostilities or other national or international calamity or crisis or change in economic conditions or in the financial markets of the United States or elsewhere that, in your judgment, is material and adverse and, in your judgment, makes it impracticable to market the Shares on the terms and in the manner contemplated in the Prospectus, (ii) the suspension or material limitation of trading in securities or other instruments on the NYSE, the American Stock Exchange, the Chicago Board of Options Exchange, the Chicago Mercantile Exchange, the Chicago Board of Trade or the Nasdaq National Market or the limitation on prices for securities or other instruments on any such exchange or the Nasdaq Automated Quotation National Market System, or additional material governmental restrictions, not in force on the date of this Agreement, shall have been imposed upon trading in securities generally by such exchange or by order of the Commission or any court or other governmental authority, (iii) the suspension of trading of any securities of the Company on any exchange or in the over-the-counter market, (iv) the enactment, publication, decree or other promulgation of any federal or state statute, regulation, rule or order of any court or other governmental authority which in your opinion materially and adversely affects, or will materially and adversely affect, the business, prospects, financial condition or results of operations of the Company, the Operating Partnership and the Subsidiaries, taken as a whole, (v) the declaration of a banking moratorium by either federal or New York State authorities or (vi) the taking of any action by any federal, state or local government or agency in respect of its monetary or fiscal affairs which in your opinion has a material adverse effect on the financial markets in the United States.

     If on the Closing Date or on an Option Closing Date, as the case may be, any one or more of the Underwriters shall fail or refuse to purchase the Firm Shares or Additional Shares, as the case may be, which it or they have agreed to purchase hereunder on such date and the aggregate number of Firm Shares or Additional Shares, as the case may be, which such defaulting Underwriter or Underwriters, as the case may be, agreed but failed or refused to purchase is not more than one-tenth of the total number of Shares to be purchased on such date by all Underwriters, each non-defaulting Underwriter shall be obligated severally, in the proportion which the number of Firm Shares set forth opposite its name in
Schedule I bears to the total number of Firm Shares which all the non-defaulting Underwriters, as the case may be, have agreed to purchase, or in such other proportion as you may specify, to purchase the Firm Shares or Additional Shares, as the case may be, which such defaulting Underwriter or Underwriters, as the case may be, agreed but failed or refused to purchase on such date; provided that in no event shall the number of Firm Shares or Additional Shares, as the case may be, which any Underwriter has agreed to purchase pursuant to Section 2 hereof be increased pursuant to this Section 9 by an amount in excess of one-ninth of such number of Firm Shares or Additional Shares, as the case may be, without the written consent of such Underwriter. If on the Closing Date any Underwriter or Underwriters shall fail or refuse to purchase Firm Shares and the aggregate number of Firm Shares with respect to which such default occurs is more than one-tenth of the aggregate number of Firm Shares to be purchased by all Underwriters and arrangements satisfactory to you and the Company for purchase of such Firm Shares are not made within 48 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter and the Company. In any such case which does not result in termination of this Agreement, either you or the Company shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and the Prospectus or any other documents or arrangements may be effected. If, on an Option Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase Additional Shares and the aggregate number of Additional Shares with respect to which such default occurs is more than one-tenth of the aggregate number of Additional Shares to be purchased on such date, the non-defaulting Underwriters shall have the option to (i) terminate their obligation hereunder to purchase such Additional Shares, or (ii) purchase not less than the number of Additional Shares that such non-defaulting Underwriters would have been obligated to purchase on such date in the absence of such default. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of any such Underwriter under this Agreement.

     SECTION 10. Miscellaneous. Notices given pursuant to any provision of this Agreement shall be addressed as follows: (i) if to the Company, to Camden Property Trust, 3200 Southwest Freeway, Suite 1500, Houston, Texas 77027, and (ii) if to any Underwriter, c/o Donaldson, Lufkin & Jenrette Securities Corporation, 277 Park Avenue, New York, New York 10172, Attention: Syndicate Department, or in any case to such other address as the person to be notified may have requested in writing.

     The respective indemnities, contribution agreements, representations, warranties, agreements and covenants and other statements of the Company and agreements of the Underwriters set forth in or Section 7 hereof shall remain operative and in full force and effect, and will survive delivery of and payment for the Shares, regardless of
(i) any investigation, or statement as to the results thereof, made by or on behalf of any Underwriter, the officers or directors of any Underwriter, any person controlling any Underwriter, the Company, the officers or directors of the Company or any person controlling the Company, (ii) acceptance of the Shares and payment for them hereunder and
(iii) termination of this Agreement.

     If for any reason the Shares are not delivered by or on behalf of the Company as provided herein (other than as a result of any termination of this Agreement pursuant to Section 9), the Company agrees to reimburse the Underwriters for all out-of-pocket expenses (including the fees and disbursements of counsel) incurred by them. Notwithstanding any termination of this Agreement, the Company shall be liable for all expenses which it has agreed to pay pursuant to Section 5(k) hereof. The Company also agrees to reimburse the Underwriters, their directors and officers and any persons controlling any of the Underwriters for any and all fees and expenses (including, without limitation, the fees disbursements of counsel) incurred by them in connection with enforcing their rights hereunder (including, without limitation, pursuant to Section 7 hereof).

     Except as otherwise provided, this Agreement has been and is made solely for the benefit of and shall be binding upon the Company, the Underwriters, the Underwriters' directors and officers, any controlling persons referred to herein, the Company's directors and the Company's officers who sign the Registration Statement and their respective successors and assigns, all as and to the extent provided in this Agreement, and no other person shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" shall not include a purchaser of any of the Shares from any of the Underwriters merely because of such purchase.

     This Agreement shall be governed and construed in accordance with the laws of the State of New York.

     This Agreement may be signed in various counterparts which together shall constitute one and the same instrument.

     In case any provision in this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     Please confirm that the foregoing correctly sets forth the agreement between the Company and the Underwriters.

                              Very truly yours,

                              CAMDEN PROPERTY TRUST


                              By:     /s/ G. Steven Dawson
                                 -------------------------
                              Title:  G. Steven Dawson
                                      Sr. Vice President and
                                      Chief Financial Officer



                              CAMDEN OPERATING, L.P.

                              By:    CPT-GP, Inc.
                                 Its General Partner


                              By: /s/ G. Steven Dawson
                                 -----------------------------
                              Title:  G. Steven Dawson
                                      Sr. Vice President and
                                      Chief Financial Officer







DONALDSON, LUFKIN & JENRETTE
  SECURITIES CORPORATION

MERRILL LYNCH, PIERCE, FENNER & SMITH
   INCORPORATED

Acting severally on behalf of
  themselves and the
  Underwriters named in
  Schedule I hereto

By: DONALDSON, LUFKIN & JENRETTE
      SECURITIES CORPORATION


    By: /s/ Michael S. Dana
       ------------------------
    Title:  Michael S. Dana
            Managing Director

                                                              SCHEDULE I

                                               Number of Firm Shares
Underwriters                                      to be Purchased
------------------------------------------     ---------------------

Donaldson, Lufkin & Jenrette Securities              2,422,581
  Corporation

Merrill Lynch, Pierce, Fenner & Smith                1,777,419
  Incorporated                                       ---------

Total                                                4,200,000

                               EXHIBIT A



                                                 July 15, 1997



DONALDSON, LUFKIN & JENRETTE
  SECURITIES CORPORATION
MERRILL LYNCH, PIERCE, FENNER & SMITH
  INCORPORATED
c/o Donaldson, Lufkin & Jenrette
      Securities Corporation
      277 Park Avenue
      New York, New York  10172

Camden Property Trust
3200 Southwest Freeway, Suite 1500
Houston, Texas  77027

Dear Sirs:

     The undersigned understands that Donaldson, Lufkin & Jenrette Securities Corporation and Merrill Lynch & Co. (the "Underwriters"), propose to enter into an Underwriting Agreement with Camden Property Trust (the "Company"), providing for the public offering (the "Public Offering") of shares of beneficial interest, par value $0.01 per share (the "Common Shares") of the Company.

     To induce the Underwriters that may participate in the Public Offering to continue their efforts in connection with the Public
Offering, the undersigned, during the period commencing on the date hereof and ending 90 days after the date of the final prospectus relating to the Public Offering:

     (i) agrees not to (x) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any Common Shares, any securities convertible into or exercisable or exchangeable for Common Shares (including without limitation Common Shares or securities convertible into or exercisable or exchangeable for Common Shares which may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the Securities and Exchange Commission) or any units of limited partnership of Camden Operating, L.P. ("OP Units") or (y) enter into any swap or other arrangement that transfers all or a portion of the economic consequences associated with the ownership of any Common Shares or OP Units (regardless of whether any of the transactions described in clause (x) or (y) is to be settled by the delivery of Common Shares, OP Units, or such securities, in cash or otherwise), without prior written consent of Donaldson, Lufkin & Jenrette Securities Corporation; and

     (ii) agrees not to make any demand for, or exercise any right with respect to, the registration of Common Shares, any securities convertible into or exercisable or exchangeable for Common Shares or any OP Units, without the prior written consent of Donaldson, Lufkin & Jenrette
Securities Corporation.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into the agreements set forth herein, and that, upon request, the undersigned will execute any additional documents necessary or desirable in connection with the enforcement hereof. All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and any obligations of the undersigned shall be binding upon the heirs, personal representatives, successors, and assigns of the undersigned.

                                   Very truly yours,




                                    ----------------------------



--------------------------------

--------------------------------

--------------------------------

--------------------------------


Social Security or Taxpayer ID No. ___________________

Number of Common Shares owned: __________________

Number of options, warrants or notes or other securities that are convertible into, or exercisable or exchangeable for, Common Shares: _________________


Number of OP Units owned: ________________

                            EXHIBIT B

              SUBSIDIARIES OF CAMDEN PROPERTY TRUST



Camden Development, Inc.

CPT Arizona, Inc.

Camden Colorado, Inc.

Camden Connection, Inc.

Teleserve, Inc.

CPT Texas, Inc.

Camden Bay Crest, Inc.

Camden Glen Lakes, Inc.

Camden Hayes Place, Inc.

Camden Roseland Place, Inc.

Camden Wilshire Place, Inc.

Camden Acquisition, Inc.

Camden Building, Inc.

Camden Housing, Inc.

Camden Subsidiary, Inc.

CPT-GP, Inc.

CPT-LP, Inc.

                                EXHIBIT C

            LIDDELL, SAPP, ZIVLEY, HILL & LABOON, LLP OPINION


1. The Company has been duly formed and is validly existing as a real estate investment trust ("REIT") with transferable shares of beneficial interest under the laws of the State of Texas, with power and authority to own, lease or operate its properties and conduct its business as described in the Prospectus. The Company is qualified for the transaction of business and is in good standing under the laws of each other jurisdiction in which it currently owns property, or conducts any business, so as to require such qualification, except where the failure to be so qualified or in good standing does not have a material adverse effect on the business, properties, financial position or results of the Company, the Operating Partnership and the Subsidiaries, taken as a whole. Except for stock or partnership interests of the Operating Partnership and the Subsidiaries or as described in the Registration Statement or Prospectus, the Company does not own, and at the Closing Date will not own, directly or indirectly, any equity or other interest in, or rights to acquire, an equity or other interest in any corporation, partnership, trust, joint venture or other entity.

2. Each Subsidiary and the Operating Partnership has full power and authority to own, lease and operate their respective properties and conduct their respective business as described in the Registration Statement and the Prospectus, have been duly organized and are validly existing as corporations or limited partnerships, as the case may be, under the laws of their states of organization as set forth on Appendix A hereto, and have been duly qualified as foreign corporations or limited partnerships, as the case may be, for the transaction of business, and, if applicable, is in good standing under the laws of each jurisdiction in which they own or lease properties or conduct business so as to require such qualification, except where the failure to be so qualified or in good standing does not have a material adverse effect on the business, properties, financial position or results of the Company, the Operating Partnership and the Subsidiaries, taken as a whole.

3. All the outstanding shares of beneficial interest of the Company have been duly authorized and validly issued and are fully paid, non-assessable and not subject to any preemptive or similar rights. The Shares have been duly authorized and, when issued and delivered to the Underwriters against payment therefor as provided by the Underwriting Agreement, will be validly issued, fully paid and non-assessable, and the issuance of such Shares will not be subject to any preemptive or similar rights. The authorized shares of beneficial interest conforms as to legal matters to the description thereof contained in the Registration Statement or Prospectus. The Company has authorized and outstanding shares of beneficial interest as set forth under the caption "Capitalization" in the Prospectus.

4. All the outstanding OP Units and all the outstanding shares of capital stock or limited partnership units of each Subsidiary, as the case may be, have been duly authorized and validly issued, and except as otherwise disclosed in the Registration Statement or Prospectus, are owned by the Company, directly or indirectly through one or more Subsidiaries, free and clear of any security interest, claim, lien, encumbrance or adverse interest of any nature.

5. The Company and the Operating Partnership have full corporate or partnership power and authority, as applicable, to enter into the Underwriting Agreement. The Underwriting Agreement has been duly authorized, executed and delivered by the Company and the Operating Partnership and constitutes a valid and binding agreement of the Company and the Operating Partnership.

6. To our knowledge, the execution, delivery and performance of the Underwriting Agreement and the consummation of the transactions contemplated thereby do not and will not (i) conflict with or constitute a breach of any of the terms or provisions of, or a default under or result in the creation or imposition of any lien, charge or encumbrance upon any of the assets of the Company, the Operating Partnership or the Subsidiaries pursuant to the terms or provisions of, the charter or by-laws of the Company, the limited partnership agreement of the Operating Partnership or the charter or by-laws of any Subsidiary or any indenture, loan agreement, mortgage, deed of trust, lease or other agreement or instrument that is material to the Company, the Operating Partnership and the Subsidiaries, taken as a whole, to which the Company, the Operating Partnership or any Subsidiary is a party or by which the Company, the Operating Partnership or any Subsidiary or their respective property is bound or to which any of the properties or assets of the Company, the Operating Partnership or any Subsidiary are subject, or (ii) violate or conflict with any applicable law or any rule, regulation, judgment, order or decree of any court or any governmental body or agency having jurisdiction over the Company, the Operating Partnership, any other Subsidiary or their respective properties or assets.

7. The conditions for the use of a registration statement on Form S-3 set forth in the General Instructions on Form S-3 have been satisfied and the Company is entitled to use such form for the transactions contemplated by the Underwriting Agreement. The Registration Statement (Registration No. 333-24637) on Form S-3 relating to the Shares was declared effective. No stop order suspending the effectiveness of the Registration Statement is in effect, and to such knowledge no proceedings for such purpose are pending before or threatened by the Commission. The Prospectus has been filed with Commission pursuant to Rule 424(b) under the Act.

"Descriptions of Common Shares," Description of Preferred Shares," Description of Securities Warrants," "Description of Debt Securities." and "description of Notes" and each document incorporated by reference from the Company's Report on Form 10-Q for the quarter ended March 31, 1997 and Report on Form 8-K/A, dated June 13, 1997 and in the Prospectus, insofar as such statements constitute a summary of legal matters documents or proceedings referred to therein, fairly present the information called for with respect to such legal matters, documents or proceedings. The description in the Registration Statement and the Prospectus of contracts and other documents which are filed as exhibits to the Registration Statement are accurate in all material respects and fairly present the information required to be shown. To our knowledge, there are no statutes or legal or governmental proceedings required to be described in the Prospectus which are not described therein.

9. To the best of our knowledge, none of the Company, the Operating Partnership and the Subsidiaries is in violation of its respective charter, limited partnership agreement or by-laws nor is any of them in default in the performance of any obligation, agreement, covenant or condition contained in any indenture, loan agreement, mortgage, deed of trust, lease or other agreement or instrument that is material to the Company, the Operating Partnership and the Subsidiaries, taken as a whole, to which the Company, the Operating Partnership or any Subsidiary is a party, or by which the Company, the Operating Partnership, any Subsidiary or their respective properties are bound.

10. No consent, approval, authorization, registration or other order of, or qualification with, any court or governmental body or agency is required for the consummation by the Company of the transactions contemplated by the Underwriting Agreement, except such as have been obtained under the Act and such as may be required under state securities or Blue Sky laws in connection with the purchase and distribution by the Underwriters of the Shares.

11. Other than as set forth or contemplated in the Registration Statement or Prospectus, to our knowledge there are no legal or governmental proceedings pending or threatened to which the Company, the Operating Partnership or any Subsidiary is or may be a party or to which any of their respective properties or assets is or may be subject which, if determined adversely to the Company, the Operating Partnership or any Subsidiary, could individually or in the aggregate reasonably be expected to have a material adverse effect on the general affairs, business, prospects, management, properties, financial position, shareholders' equity or results of operations of the Company; to the best of our knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others. To our knowledge there are no other statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not so described or filed as required.

12. To our knowledge, each of the Company, the Operating Partnership and the Subsidiaries has such permits, licenses, consents, exemptions, franchises, authorizations and other approvals (each, an "Authorization") of, and has made all filings with and notices to, all governmental or regulatory authorities and self-regulatory organizations and all courts and other tribunals, as are necessary to own, lease, license and operate its respective properties and to conduct their respective businesses, except where the failure to have any such Authorization or to make any such filing or notice would not, singly or in the aggregate, have a material adverse effect on the business, prospects, financial condition or results of operations of the Company, the Operating Partnership and the Subsidiaries, taken as a whole.

13. The Company has never been, is not now, and immediately after the sale of the Shares will not be, an "investment company" or an "affiliates person" of or "principal underwriter" for and "investment company" within the meaning of the Investment Company Act of 1940, as amended.

14. The Shares have been duly authorized for listing by the NYSE upon official notice of issuance.

15. The Company met the requirements for qualification and taxation as a REIT for the taxable years 1993 through 1996. The Company's diversity of equity ownership, operations through the date hereof and proposed method of operation for future periods will allow it to qualify as a REIT for the taxable year 1997. The discussion contained under the caption "Certain Federal Income Tax Considerations" in the Prospectus accurately reflects existing law and fairly addresses the material Federal income tax issues described therein.

16. To our knowledge, with the exception of the Registration Rights Agreement, dated April 15, 1997, among the Company, the Operating Partnership and certain persons named therein, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company or to require the Company to include such securities with the Shares registered pursuant to the Registration Statement.

17. Each document, if any, filed pursuant to the Exchange Act and incorporated by reference in the Prospectus (except for the financial statements and other financial data included or to be included or incorporated by reference or to be incorporated by reference therein) complied when so filed as to form with the Exchange Act, as applicable. The Registration Statement and the Prospectus, and any amendment or supplement thereto (except for the financial statements and other financial data included or to be included or incorporated by reference or to be incorporated by reference therein), when filed with the Commission and at the Closing Date, and if later, the Option Closing Date, including each document incorporated by reference therein, (i) complied or will comply in all material respects with the requirements of the Act or the Exchange Act, as applicable, and contained or will contain all statements required to be stated therein in accordance with the Act or the Exchange Act, as applicable. We have no reason to believe that at the time the Registration Statement became effective, it or the prospectus included therein (except for the financial statements included or to be included or incorporated by reference or to be incorporated by reference therein) contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements not misleading. We have no reason to believe that the Prospectus, as amended or supplemented (except for the financial statements included or to be included or incorporated by reference or to be incorporated by reference therein), as of its date contained or as of the date hereof contains any untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

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                                EXHIBIT D


                  GOODWIN, PROCTER & HOAR,  LLP OPINION


1. The Shares have been duly authorized and, when issued and delivered to the Underwriters against payment therefore as provided by the Underwriting Agreement, will be validly issued, fully paid and non-assessable, and the issuance of such Shares will not be subject to any preemptive or similar rights.

2. The authorized shares of beneficial interest of Camden Property Trust conform as to legal matters in all material respects to the description thereof contained in the Prospectus.

3. The statements in the Registration Statement or the Prospectus under the captions "Descriptions of Common Shares" and "Underwriting", insofar as such statements constitute a summary of legal matters documents or proceedings referred to therein, fairly present the information called for with respect to such legal matters, documents or proceedings; the description in the Registration Statement and the Prospectus of contracts and other documents which are filed as exhibits to the Registration Statement are accurate in all material respects and fairly present the information required to be shown; and to our knowledge, there are no statutes or legal or governmental proceedings required to be described in the Prospectus which are not described therein.

4. The Registration Statement and the Prospectus, and any amendment or supplement thereto (except for the financial statements and other financial data included or to be included or incorporated by reference or to be incorporated by reference therein), when filed with the Commission and at the Closing Date, and if later, the Option Closing Date, including each document incorporated by reference therein, (i) complied or will comply as to form in all material respects with the requirements of the Act or the Exchange Act, as applicable. We have no reason to believe that: (i) at the time the Registration Statement became effective it or the prospectus included therein (except for the financial statements included or to be included or incorporated by reference or to be incorporated by reference therein) contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, not misleading. (ii) the Prospectus, as amended or supplemented (except for the financial statements included or to be included or incorporated by reference or to be incorporated by reference therein) contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

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